UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2008
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana	46580
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 29, 2008, Zimmer Holdings, Inc. (the “Registrant”) reported its results of operations for the quarter and year ended December 31, 2007. The Registrant’s earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.
     The earnings release attached as Exhibit 99.1 includes two types of non-GAAP financial measures. The first type consists of operating performance measures that have been adjusted to exclude certain expenses. The Registrant has presented adjusted net earnings and adjusted diluted EPS for the fourth quarter and full year 2007 and full year 2008 projected adjusted diluted EPS to exclude the impact of acquisition, integration and other related expenses. Adjusted net earnings and adjusted diluted EPS for the full year 2007 also exclude the impact of the one-time $169.5 million settlement paid in the third quarter of 2007. The adjusted performance measures do not exclude ongoing monitoring costs relating to the settlement. The second type of non-GAAP financial measure consists of sales information reported on a constant currency basis which has been calculated by translating actual current and prior-period sales at the same predetermined exchange rate. The translated results are then used to determine year-over-year percentage increases or decreases that exclude the effect of changes in foreign currency exchange rates. These non-GAAP financial measures may not be comparable to similar measures reported by other companies.
     Management believes that the presentation of these non-GAAP financial measures allows investors to more easily compare the Registrant’s performance on a period to period basis. It also aids investors in understanding the operating results of the Registrant absent the settlement charge and other expenses detailed above. However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.
     All of the non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the press release.
     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 29, 2008, issued by the Registrant

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 29, 2008

ZIMMER HOLDINGS, INC.
By:	/s/ Chad F. Phipps
	Name:	Chad F. Phipps
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 29, 2008, issued by the Registrant